UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2014

SILICON IMAGE, INC.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1140 East Arques Ave., Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 616-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information contained in this Item 2.02 and the exhibit hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended.  The information contained in this report shall not be incorporated by reference into any filing of Silicon Image, Inc. (the “Registrant”) with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings. In addition, the press release and transcript furnished as exhibits to this report include “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, stating that certain statements about the Registrant’s business contained in the press release and transcript are “forward-looking” rather than “historic.”

On July 8, 2014, the Registrant issued a press release updating its revenue outlook for the quarter ended June 30, 2014, a copy of which was attached as Exhibit 99.01 to the Current Report on Form 8-K filed by the Registrant on July 8, 2014. In connection with the press release, the Registrant held a telephone conference call with its investors and analysts (the “Conference Call”) that was webcast on July 8, 2014. A transcript of the Conference Call is attached hereto as Exhibit 99.01 to this Current Report on Form 8-K. In addition, a replay of the web cast of the Conference Call is available on the Registrant’s website until midnight Pacific Time, July 30, 2014.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.01	Transcript of the Conference Call by the Registrant dated July 8, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2014

SILICON IMAGE, INC.

By:	/s/ Steven Robertson
Steven Robertson
Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

99.01	Transcript of the Conference Call by the Registrant dated July 8, 2014.